Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	468.26
Total Transaction Valuation	3,390,732.39
Total Offset Amount	0.00
Net Fee	$ 468.26